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                                                                       Exhibit I
                          AGREEMENT RE JOINT FILING OF
                                  SCHEDULE 13D
                                  ____________

The undersigned agree as follows:

     (i) Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

     (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: April 30, 1997


                              PRUDENTIAL PRIVATE EQUITY INVESTORS III, L.P.
                              By:  Prudential Equity Investors, Inc.
                              Its: General Partner

                              By:  /s/ Kevin C. Uebelein
                                   ---------------------
                              Name:   Kevin C. Uebelein
                              Title:  President


                              PRUDENTIAL EQUITY INVESTORS, INC.

                              By:  /s/ Kevin C. Uebelein
                                   ---------------------
                              Name:   Kevin C. Uebelein
                              Title:  President


                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                              By:  /s/ Kevin C. Uebelein
                                   ---------------------
                              Name:   Kevin C. Uebelein
                              Title:  Vice President


                              CORNERSTONE EQUITY INVESTORS, L.L.C.

                              By:  /s/ Dana J. O'Brien
                                   -------------------
                              Name:   Dana J. O'Brien
                              Title:  Senior Managing Director